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                             STOCKHOLDERS AGREEMENT

                                  by and among

                        PHILIPP BROTHERS CHEMICALS, INC.,

                       PALLADIUM EQUITY PARTNERS II, L.P.,

                      PALLADIUM EQUITY PARTNERS II-A, L.P.,

                      PALLADIUM EQUITY INVESTORS II, L.P.,

                                       and

                       THE STOCKHOLDER(S) SIGNATORY HERETO

                          dated as of November 30, 2000

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                                Table of Contents

ARTICLE 1 DEFINITIONS..........................................................1

        SECTION 1.1.   Certain Defined Terms...................................1
        SECTION 1.2.   Other Definitional Provisions...........................6

ARTICLE 2 CORPORATE GOVERNANCE.................................................6

        SECTION 2.1.   Board Representation; Voting............................6
        SECTION 2.2.   Committees..............................................7
        SECTION 2.3.   Consent Rights..........................................7
        SECTION 2.4.   Available Financial Information.........................8
        SECTION 2.5.   Access.................................................10
        SECTION 2.6.   Board Procedures.......................................11
        SECTION 2.7.   Executive Compensation.................................11
        SECTION 2.8.   Subsidiary Redemptions and Distributions...............11

ARTICLE 3 REPRESENTATIONS AND WARRANTIES......................................12

        SECTION 3.1.   Authorization; Validity of Agreement; Necessary
                       Action.................................................12
        SECTION 3.2.   Voting; Ownership......................................12

ARTICLE 4 OTHER COVENANTS.....................................................12

        SECTION 4.1.   No Transfer of Voting Stock............................12
        SECTION 4.2.   Registration Rights....................................13
        SECTION 4.3.   No Inconsistent Agreements.............................13
        SECTION 4.4.   Environmental Audits...................................13
        SECTION 4.5.   Key Man Life Insurance.................................13
        SECTION 4.6.   Right of First Refusal.................................13

ARTICLE 5 MISCELLANEOUS.......................................................15

        SECTION 5.1.   Investor Stockholder Indemnification...................15
        SECTION 5.2.   Termination............................................15
        SECTION 5.3.   Effective Date.........................................15
        SECTION 5.4.   Further Assurances.....................................15
        SECTION 5.5.   Enforcement............................................15
        SECTION 5.6.   Governing Law; Jurisdiction; Waiver of Jury Trial......16
        SECTION 5.7.   Successors and Assigns; Assignment.....................16
        SECTION 5.8.   Entire Agreement; Third Parties........................16
        SECTION 5.9.   Severability...........................................16
        SECTION 5.10.   Amendment and Waiver..................................16
        SECTION 5.11.   Delays or Omissions...................................16
        SECTION 5.12.   Notices...............................................17


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        SECTION 5.13.   Interpretation........................................18
        SECTION 5.14.   Counterparts..........................................18

SCHEDULES

Schedule 2.3   Permitted Transactions
Schedule 3.2   Voting Stock


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                             STOCKHOLDERS AGREEMENT

            THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered as of November 30, 2000, by and among PHILIPP BROTHERS CHEMICALS, INC., a New York corporation (the "Company"), PALLADIUM EQUITY PARTNERS II, L.P., a Delaware limited partnership ("PEP II"), PALLADIUM EQUITY PARTNERS II-A, L.P., a Delaware limited partnership ("PEP II-A"), and PALLADIUM EQUITY INVESTORS II, L.P., a Delaware limited partnership ("PEI II" and together with PEP II and PEP II-A, the "Investor Stockholders"), and each stockholder of the Company whose name appears on the signature pages hereof.

            WHEREAS, concurrently with this Agreement, the Company and the Investor Stockholders are entering into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), pursuant to which the Investor Stockholders will purchase 25,000 shares of Series B Preferred Stock (as defined herein) of the Company, and 20,000 shares of Series C Preferred Stock (as defined herein) of the Company, for an aggregate purchase price of $45,000,000; and

            WHEREAS, the parties hereto desire to enter into certain arrangements relating to, among other things, the corporate governance of the Company, to be effective as of the Closing (as defined herein).

            NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

            SECTION 1.1. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

            "Additional Number" has the meaning assigned to such term in Section 2.1.

            "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

            "beneficial owner" or "beneficially own" has the meaning given such term in Rule 13d-3 under the Exchange Act and a Person's beneficial ownership of any Equity Securities of the Company shall be calculated in accordance with the provisions of that Rule; provided, however, that for purposes of determining beneficial ownership, (i) a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or

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      exercise of any warrants, options, rights or other securities and (ii) no
      Person shall be deemed to beneficially own any security solely as a result of such Person's execution of this Agreement.

            "Board" means the Board of Directors of the Company.

            "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

            "Bylaws" means the Bylaws of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the terms of the Restated Certificate and the terms of this Agreement.

            "Capital Stock" means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes, without limitation, any and all shares of Common Stock and Preferred Stock.

            "Certificate of Amendment" has the meaning assigned to such term in the Stock Purchase Agreement.

            "Change of Control" means (i) any time when Jack C. Bendheim ceases for any reason to be a Director, (ii) any merger or consolidation with or into any other entity or any other similar transaction, whether in a single transaction or series of related transactions where (A) Jack C. Bendheim in the aggregate ceases to beneficially own more than 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof) or (B) any Person becomes the beneficial owner of more than 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof), (iii) any transaction or series of related transactions in which in excess of 50% of the Company's voting securities is transferred to any Person or Group, including but not limited to such a Transfer or such series of Transfers by Jack C. Bendheim to any Person or Group (whether by operation of law or otherwise), (iv) the sale, transfer, lease, assignment, conveyance, exchange, mortgage or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, or
      (v) any liquidation, dissolution or winding-up of the Company.

            "Class A Common Stock" means the Class A Common Shares, par value $0.10 per share, of the Company and any securities issued in respect thereof, or in substitution

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      therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

            "Class B Common Stock" means the Class B Common Shares, par value $0.10 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

            "Closing" has the meaning assigned to such term in the Stock Purchase Agreement.

            "Closing Date" has the meaning assigned to such term in the Stock Purchase Agreement.

            "Common Stock" means, collectively, the Class A Common Stock, Class B Common Stock and any other class or series of common stock of the Company.

            "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

            "Director" means any member of the Board.

            "Equity Securities" means any and all shares of Capital Stock of the Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "GAAP" means generally accepted accounting principles, as in effect in the United States of America from time to time.

            "Group" has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

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            "Investor Director" means any Director designated by the Investor
      Stockholders pursuant to Section 2.1 of this Agreement.

            "Investor Observer" means any observer of the Board designated by the Investor Stockholders pursuant to Section 2.1 of this Agreement.

            "Investor Stockholder Indemnitee" has the meaning assigned to such term in Section 5.1.

            "Losses" has the meaning assigned to such term in Section 5.1.

            "Management Agreement" means the Management and Advisory Services Agreement entered into as of the Closing Date between the Company and Palladium Equity Partners, L.L.C.

            "MRT/MMC Agreement" means the Amended and Restated Combined Limited Liability Company Agreement of Mineral Resource Technologies, L.L.C. and Stockholders Agreement of MRT Management Corp. ("MMC") dated June 30, 1999 by and among the Company, MMC, Hugh Shannonhouse, Richard Basaraba and Robert Styron, as amended and in effect on the date hereof, and as thereafter amended, except for any amendment subsequent to the date hereof which causes the terms of such agreement to be less favorable in any respect to the Company or to any Investor Stockholder.

            "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

            "Phibro-Tech Agreement" means the Stockholders Agreement, dated February 21, 1995, between Phibro-Tech, Inc., I. David Paley, Nathan Bistricer and James O. Herlands, as amended and in effect on the date hereof, and as thereafter amended, except for any amendment subsequent to the date hereof which causes the terms of such agreement to be less favorable in any respect to the Company or to any Investor Stockholder.

            "Preferred Stock" means, collectively, the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any other class or series of preferred stock of the Company.

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            "Principal Stockholder" means Jack C. Bendheim.

            "Restated Certificate" means the Restated Certificate of Incorporation of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time.

            "SEC" means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Series A Preferred Stock" means the Series A Preferred Shares, par value $100.00 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

            "Series B Preferred Stock" means the Series B Preferred Shares, par value $100.00 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

            "Series C Preferred Stock" means the Series C Preferred Shares, par value $100.00 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

            "Stockholder" means any holder of Capital Stock of the Company.

            "Subsidiary" means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or is the general partner.

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            "Sussman Stockholders Agreement" means the Shareholders Agreement dated December 29, 1987, by and between the Company, Charles H. Bendheim, Jack C. Bendheim and Marvin S. Sussman, as amended and in effect on the date hereof, and as thereafter amended, except for any amendment subsequent to the date hereof which causes the terms of such agreement to be less favorable in any respect to the Company or to any Investor Stockholder.

            "Transfer" means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares of Equity Securities beneficially owned by a Person or any interest in any shares of Equity Securities beneficially owned by a Person.

            "Voting Stock" means, at any time, shares of any class or series of Equity Securities of the Company which are then entitled to vote generally in the election of Directors. The Class B Common Stock is not deemed to be Voting Stock as of the date hereof.

            "Voting Stockholder" means any holder of Voting Stock.

            SECTION 1.2. Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not only to a particular section of this Agreement.

                                   ARTICLE 2

                              CORPORATE GOVERNANCE

            SECTION 2.1. Board Representation; Voting.

            (a) Effective as of the Closing, the Board will be comprised of five Directors. Effective from the Closing and until the termination of this Agreement, the Board will be comprised of at least two Directors who will be designees of the Investor Stockholders.

            (b) If, and for so long as, the Company (i) fails to redeem any one or more shares of Series B Preferred Stock requested for redemption by an Investor Stockholder in accordance with Section 3(b) of ARTICLE THIRD of the Certificate of Amendment, or (ii) fails to redeem any one or more shares of Series C Preferred Stock requested for redemption by an Investor Stockholder in accordance with Section 3(b) of ARTICLE FOURTH of the Certificate of Amendment, then (x) as soon as practicable, the Company and the Voting Stockholder shall take all action necessary or advisable under applicable law to increase the size of the Board by such number (the "Additional Number") of additional Directors as would be necessary, assuming that

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all such additional Directors are designees of the Investor Stockholders, so that Directors that are designees of the Investor Stockholders constitute a majority of the entire Board, (y) the number of Directors who will be designees of the Investor Stockholders, as provided in Section 2.1(a), shall be at least the sum of two plus the Additional Number, and (z) in connection with any matter submitted to the vote of the Stockholders (whether by meeting, written consent or otherwise), the Voting Stockholder shall take all action necessary or advisable to cause all Equity Securities beneficially owned by such Voting Stockholder to be voted in the manner directed by the Investor Stockholders; provided that during the period in which an Investor Stockholder is entitled to designate an Additional Number of designees to the Board pursuant to this
Section 2.1(b), the Company shall pay Jack Bendheim and Marvin Sussman, whether or not employed by the Company, an amount not less than the annual base salaries of Jack Bendheim and Marvin Sussman, respectively, in effect as of immediately prior to such period, until the earlier to occur of (A) the expiration of such period, (B) the fifth anniversary of the start of such period, or (C) the termination of this Agreement.

            (c) The Company and the Voting Stockholder shall take all action necessary or advisable under applicable law to cause the Board to consist of the number of Directors specified in this Section 2.1 and to include in the slate of nominees recommended by the Board the designees of the Investor Stockholders; and the Company and the Voting Stockholder shall use their best efforts to cause, including but not limited to causing all the Equity Securities beneficially owned by such Voting Stockholder to be voted in favor of, the election of each designee of the Investor Stockholders to the Board.

            (d) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Investor Director, the Company and the Voting Stockholder shall cause the vacancy created thereby to be filled by a new designee of the Investor Stockholders as soon as possible, and the Company and the Voting Stockholder hereby agree to take, at any time and from time to time, all actions necessary or advisable to accomplish the same, including but not limited to causing all the Equity Securities beneficially owned by such Voting Stockholder to be voted in favor of the election of such designee of the Investor Stockholders to the Board.

            (e) In addition to Investor Directors, and whether or not the Investor Stockholders have designated any Investor Director to the Board, the Company shall also allow a designee of the Investor Stockholders to attend all meetings of the Board in a nonvoting capacity, and the Company shall give the Investor Observer copies of all notices, minutes, consents and other materials, which the Company provides to members of the Board.

            SECTION 2.2. Committees. The Company shall cause any executive committee, compensation committee, audit committee, investment committee, nominating committee or other committee of the Board to include at least one Investor Director.

            SECTION 2.3. Consent Rights. In addition to any vote or consent of the Board or the Stockholders of the Company required by law, the Restated Certificate or Bylaws, the consent in writing of at least one Investor Director (or, if no Investor Director is then serving on the Board, at least one Investor Stockholder) shall be necessary for authorizing, effecting or validating the following actions by the Company:

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            (i) issue any Equity Securities on or after the date hereof;
      provided that the Company may issue Equity Securities, without such consent, to a Person who agrees in writing, in an instrument reasonably acceptable to at least one Investor Director (or if no Investor Director is then serving on the Board, at least one Investor Stockholder), to be bound by all of the terms of this Agreement as if all references to Voting Stockholder herein shall refer to such Person therein and all references to Voting Stock herein shall refer to Equity Securities therein;

            (ii) except as provided on Schedule 2.3, (A) any sale of the Company's assets in excess of $10,000,000 to any other Person, or any acquisition of another Person or the assets thereof in excess of $10,000,000, in any case whether in a single transaction or series of related transactions, or (B) any proposed transaction or series of related transactions involving a Change of Control of the Company;

            (iii) any redemption, acquisition or other purchase of any Equity Securities of the Company except (i) in accordance with the terms of the Series B Preferred Stock and Series C Preferred Stock or (ii) as required by the Sussman Shareholders Agreement;

            (iv) except as provided on Schedule 2.3, any incurrence of any indebtedness for borrowed money, acquisitions or otherwise, or any issuance of any debt security or any warrants or rights to acquire any debt security, or the assumption, guarantee, endorsement or otherwise as an accommodation to become responsible for the obligations of any Person, or make any loans, advances or enter into any financial commitments, which are, in the aggregate, in excess of $12,500,000, except any indebtedness used to refinance dollar for dollar all or a part of the Series B Preferred Stock and the Series C Preferred Stock and except for renewals, extensions of time, and modifications of then existing indebtedness on substantially the same terms and conditions as long as the amount of indebtedness is not increased and the Company is not materially adversely affected thereby;

            (v) except as provided on Schedule 2.3, any transaction or series of transactions between the Company or any Subsidiary, on the one hand, and, on the other hand, any of its or their officers, directors, stockholders, or employees or any family member or Affiliate thereof in excess of $500,000; and

            (vi) any understanding, agreement or contract to do any of the foregoing.

            SECTION 2.4. Available Financial Information. (a) The Company will deliver, or will cause to be delivered, the following to each Investor Director (or, if no Investor Director is then serving on the Board, to the Investor Stockholders):

            (i) as soon as practicable after (A) the end of the sixth month following the Closing and (B) the end of each month thereafter, and in any event within 30 days after the end of such months (or 45 days after a month that is the end of a fiscal quarter), (x) a consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such month, (y) consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries, for each month and for the current fiscal year of the Company to date, and (z) consolidated and consolidating statements of revenues and gross profit by major products for each Subsidiary, for each month and for the current fiscal year

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      of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with GAAP and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's budget then in effect and approved by the Board;

            (ii) from the date hereof until the end of the sixth month following the Closing, and in any event within 30 days after the end of each such months (or 45 days after a month that is the end of a fiscal quarter), (x) consolidated and consolidating statements of debt and cash balances as of the end of each month, (y) a consolidated and consolidating statement of income of each U.S. based Subsidiary of the Company, including without limitation Phibro Animal Health (including both foreign and domestic results), for each month and for the current fiscal year of the Company to date, subject to normal year-end audit adjustments, prepared in accordance with GAAP, and (z) consolidated statements of revenues and gross profit of each non-U.S. based Subsidiary of the Company, for each month and for the current fiscal year of the Company to date, all certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's budget then in effect and approved by the Board;

            (iii) (x) a detailed consolidated and consolidating monthly budget for a fiscal year and a five-year business plan revised at least annually with consolidated and consolidating financial forecasts for the Company, no later than 30 days before the beginning of the Company's next fiscal year, in such manner and form as approved by the Board, which shall include at least a projection of income and a projected cash flow statement for each month with respect to such budget for such fiscal year and for each fiscal quarter with respect to such business plan in such fiscal year and a projected balance sheet as of the end of each month with respect to such budget for such fiscal year and as of the end of each fiscal quarter with respect to such business plan in such fiscal year; and
      (y) any material changes in such business plan shall be delivered to the Investor Directors or the Investor Stockholder, as the case may be, as promptly as practicable after such changes have been approved by the Board; and

            (iv) secured creditor covenant, availability and financial reporting packages at the same time and frequency as they are delivered to the Company's bank, or if such packages are not required by the Company's bank, then every month.

            (b) The Company will promptly deliver to the Investor Stockholders when available one copy of each annual report on Form 10-K and quarterly report on Form 10-Q of the Company, as filed with the SEC. In the event an annual report on Form 10-K or quarterly report on Form 10-Q is unavailable, the Company may, in lieu of the requirements of the preceding sentence, deliver, or cause to be delivered, the following to the Investor Directors or the Investor Stockholders, as the case may be:

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            (i) as soon as practicable after the end of each fiscal year of the
      Company, and in any event within ninety 90 days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the opinion of an independent public accountant of recognized national standing selected by the Company, and a Company-prepared comparison to the Company's budget for such year as approved by the Board;

            (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's budget then in effect and approved by the Board, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP; and

            (iii) as soon as practicable after the end of first, second, third and fourth quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, a consolidating balance sheet of the Company and its Subsidiaries as of the end of each month of such quarter and consolidating statements of income and cash flows of the Company and its Subsidiaries, for each month of such quarter and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with GAAP and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's budget then in effect and approved by the Board.

            (c) The Company shall deliver to the Purchasers before December 31, 2000 (i) a detailed consolidated and consolidating monthly budget for the fiscal year ending June 30, 2001, which shall include a projected income statement and a projected cash flow statement for each month of such fiscal year and a projected balance sheet as of the end of each month of such fiscal year and (ii) the Company's foreign currency hedging strategy in such detail as reasonably determined by the Board.

            SECTION 2.5. Access. The Company shall, and shall cause its Subsidiaries, officers, directors, employees, auditors and other agents to, (a) afford the officers, employees, auditors and other agents of the Investor Stockholders, during normal business hours, reasonable access at reasonable times to the Company's officers, employees, auditors, legal counsel, properties, offices, plants and other facilities and to all books and records, (b) furnish the Investor Stockholders with all financial, operating and other data and information as an Investor Stockholder may reasonably request, and (c) afford the Investor Stockholders the opportunity to

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discuss the Company's affairs, finances and accounts with the Company's officers from time to time as an Investor Stockholder may reasonably request.

            SECTION 2.6. Board Procedures. Unless otherwise agreed by the parties hereto or approved by the Board with the consent of at least one Investor Director (or, if no Investor Director is then serving on the Board, the Investor Observer), the Board shall follow the following procedures:

            (a) Meetings. Special meetings of the Board may be held at any time permitted pursuant to the Bylaws, by oral, telephonic, telegraphic or facsimile notice duly given or sent, or by written notice sent by two-day courier, in each case to be received at least two days before any actions to be taken by written resolution, at least three days before any telephonic meeting and at least seven days before any in-person meeting to each director. Reasonable efforts shall be made to ensure that each Director actually receives timely notice of any meeting.

            (b) Frequency. The Company will have at least five meetings per year composed of one meeting per quarter as well as one annual meeting to review and approve the annual budget and five-year business plan.

            (c) Agenda. A reasonably detailed agenda shall be supplied to each Director reasonably in advance of each meeting of the Board, together with other appropriate documentation with respect to agenda items calling for Board action, to inform adequately Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all Directors of information with respect to the agenda.

            (d) D&O Insurance. At all times when an Investor Director is a member of the Board, the Company shall maintain directors and officers insurance in an amount not less than $10,000,000.

            SECTION 2.7. Executive Compensation. The salaries, bonuses, profit sharing, stock option and other compensation or benefits of the top three executives of the Company and the president of each Subsidiary of the Company must be approved by the Board as part of the annual budget referenced in Section 2.4(a)(iii) hereof; provided that, if the actual amount of salary, bonus, profit sharing, stock option and other compensation or benefits, in the aggregate, to be provided to any key executive of the Company in any year exceeds 5% of the aggregate amount provided in the annual budget for that year for such executive, such deviation from the annual budget must be approved by the Board and such Board approval must include the approval of at least one Investor Director or, if no Investor Director is then serving on the Board, such Board approval must be accompanied by the consent of the Investor Stockholders, which consent shall not be unreasonably withheld or delayed.

            SECTION 2.8. Subsidiary Redemptions and Distributions. The Company shall not directly or indirectly through one or more of its Subsidiaries (whether now in existence or hereafter acquired or created), and shall cause each of its Subsidiaries (whether now in existence or hereafter acquired or created) to agree not to, redeem, acquire or otherwise purchase, or make any dividend or distribution with respect to, any Capital Stock of any Subsidiary of the Company which Capital Stock is not owned by the Company or one of its Subsidiaries except as required by the MRT/MMC Agreement or the Phibro-Tech Agreement.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

            The Company and the Voting Stockholder, jointly and severally, represent and warrant to the Investor Stockholders as follows:

            SECTION 3.1. Authorization; Validity of Agreement; Necessary Action. Each of the Company and the Voting Stockholder has full power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of the Company and the Voting Stockholder of this Agreement and the consummation by them of the transactions contemplated hereby have been duly and validly authorized by them, and no other actions or proceedings on the part of the Company or the Voting Stockholder are necessary to authorize the execution and delivery by them of this Agreement and the consummation by them of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and the Voting Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of the Investor Stockholders, constitutes a valid and binding obligation of the Company and the Voting Stockholders, enforceable against them in accordance with its terms.

            SECTION 3.2. Voting; Ownership. The only authorized Voting Stock is the Class A Common Stock. As of the date hereof, all shares of Voting Stock issued and outstanding are beneficially owned and held of record by the Voting Stockholder as listed on Schedule 3.2 hereto, and no shares of Voting Stock are beneficially owned or held of record by any Person other than the Voting Stockholder. As of the date hereof, there is no agreement to issue or otherwise Transfer any Voting Stock, and there are no securities convertible into, or otherwise evidencing the right to acquire, any Voting Stock. The Voting Stockholder has sole voting power, sole power of disposition, and sole power to effect the matters set forth in this Agreement, in each case with respect to all of the Voting Stockholder's Voting Stock, with no limitations, qualifications or restrictions on such powers.

                                    ARTICLE 4

                                 OTHER COVENANTS

            SECTION 4.1. No Transfer of Voting Stock. The Voting Stockholder shall not Transfer any Voting Stock, any Voting Stock acquired after the date hereof, or any interest in any of the foregoing to any Person, except to a Person who agrees in writing, in an instrument acceptable to the Company (which acceptance must include the consent of at least one Investor

Director (or if no Investor Director is then serving on the Board, at least one Investor Stockholder)), to be bound by all of the terms of this Agreement as a Voting Stockholder. Any Transfer in violation of this Section 4.1 is null and void. As long as this Agreement is in effect, the Voting Stockholder and the Company shall cause all certificates representing Voting Stock to have a legend thereon stating that such shares are subject to the Transfer restrictions hereof.

            SECTION 4.2. Registration Rights. If the Company grants to any Person any right (whether demand or piggyback) to register Equity Securities of the Company under the Securities Act (other than registrations on Forms S-4 or S-8 or successor forms thereto), then no later than concurrently with the grant of such rights, the Company shall enter into a written agreement with the Investor Stockholders providing them with such rights on substantially the same terms and conditions.

            SECTION 4.3. No Inconsistent Agreements. The Company and the Voting Stockholder agree that they will not enter into any agreement that is inconsistent with their respective obligations under this Agreement or the Stock Purchase Agreement.

            SECTION 4.4. Environmental Audits. The Company shall retain an independent environmental consultant to perform on the Company and on its Subsidiaries environmental audits, which shall be sufficient in scope to give a reasonably reliable indication of the extent to which the Company and its Subsidiaries are managing their obligations to comply with, and are minimizing their potential liabilities under, applicable Environmental Laws (as defined in the Stock Purchase Agreement), at least once every fiscal year. Such independent environmental consultant, if not GaiaTech Inc., shall be reasonably qualified and competent to perform such audits and approved by at least one Investor Director, or if there is no Investor Director, at least one Investor Stockholder. The results of such audit will be presented to the Board and the Investor Stockholders.

            SECTION 4.5. Key Man Life Insurance. The Company shall maintain key man life insurance on Jack C. Bendheim in an amount of at least $45,000,000, with premiums to be paid by the Company, and agrees that the proceeds thereof shall be held in trust for the holders of Series B Preferred Stock and Series C Preferred Stock and shall be distributed therefrom only for payment of dividends on, payment upon liquidation, dissolution or winding up of the Company with respect to, or redemption of Series B Preferred Stock and Series C Preferred Stock and only pro rata to the holders thereof, as long as any such shares are outstanding.

            SECTION 4.6. Right of First Refusal. (a) Each Investor Stockholder may Transfer any or all of its shares of Series B Preferred Stock or Series C Preferred Stock or both either (i) to an Affiliate of the Investor Stockholder that agrees to be bound by the provisions of Section 4.6(b) as if such Affiliate were an Investor Stockholder and without compliance with the provisions of
Section 4.6(b) or (ii) to a third party that is not such an Affiliate upon compliance and in accordance with the provisions of Section 4.6(b) and that agrees to be bound by the provisions of Section 4.6(b) as if such third party were an Investor Stockholder.

            (b) If an Investor Stockholder (the "Offering Stockholder") desires to Transfer any or all of its shares of Series B Preferred Stock or Series C Preferred Stock or both (the "Offered Shares") other than in a transaction under
Section 4.6(a)(i) or in a public offering registered under the Securities Act of Equity Securities of the Company as contemplated in Section 4.2, the Offering Stockholder shall first obtain a bona fide written offer from a third party for the purchase of such Offered Shares (the "Purchase Offer") and the provisions of this Section 4.6(b) shall apply.

            (i) Promptly upon receipt of the Purchase Offer, the Offering Stockholder shall offer to sell to the Company and the Principal Stockholder (collectively, the "Preemptive Purchasers") all but not less than all of the Offered Shares at the same price and upon substantially the same terms and conditions as the Purchase Offer; provided, however, that in the event such Purchase Offer shall provide for any non-cash consideration, such may be paid in cash equal to the fair market value of such non-cash consideration. Such offer by the Offering Stockholder to the Preemptive Purchasers (the "Stockholder Offer") shall be in writing (the "Notice") and irrevocable for a period of not more than 30 days, shall have a copy of the Purchase Offer attached thereto, and shall be delivered, in accordance with the notice provisions hereof, to each Preemptive Purchaser.

            (ii) The Preemptive Purchasers, collectively, shall have a period of 30 days after delivery of the Notice within which to accept the Stockholder Offer in its entirety, including but not limited to all and not less than all the Offered Shares. Any such acceptance and election (the "Acceptance") of any Stockholder Offer shall be in writing and delivered, in accordance with the notice provisions hereof, to the Offering Stockholder.

            (iii) The sale of all such Offered Shares to the Preemptive Purchasers shall be consummated as soon as practicable after the later of the delivery of the final Acceptance or the expiration of such 30-day election period, which closing shall occur not more than 30 days thereafter (subject to any delay required to comply with any applicable regulatory requirements) as may be mutually agreed to by the Offering Stockholder and a majority of the Preemptive Purchasers. At such closing the Offering Stockholder shall deliver to each accepting Preemptive Purchaser a certificate or certificates evidencing the Offered Shares, duly endorsed in blank or accompanied by a stock power duly executed in blank, together with all requisite stock transfer tax stamps affixed thereto. At such closing, payment of the purchase price for the Offered Shares shall be made by wire transfer in immediately available funds or by bank or certified check.

            (iv) In the event the Preemptive Purchasers fail to elect to purchase all of the Offered Shares, the Offering Stockholder may then sell all of the Offered Shares to the third party who made the Purchase Offer at the price and upon substantially the same terms and conditions of the Purchase Offer, and such third party shall receive the Offered Shares so purchased free and clear of the restrictions of this Agreement; provided that any material change from such specific price or material change in terms and conditions of the Purchase Offer or change in the third party purchaser (except for an Affiliate of such third party who made the applicable Purchase Offer) shall make operative again the terms of this
      Section 4.6(b), and the Offering Stockholder shall again be required to offer such Offered Shares pursuant to the procedures set forth in this
      Section 4.6(b) to each Preemptive Purchaser at such changed price or upon such changed terms and conditions. The Offering Stockholder shall not make any sale or other disposition of any of such

      Offered Shares unless such sale or other disposition is concluded within 90 days after the Notice. Upon the expiration of such period, the provisions of this Section 4.6(b) shall again apply to all Offered Shares remaining unsold.

                                    ARTICLE 5

                                  MISCELLANEOUS

            SECTION 5.1. Investor Stockholder Indemnification. The Company agrees to indemnify and hold harmless each Investor Stockholder and its Affiliates (including the directors, officers, partners, members, employees, agents and controlling persons thereof, each, an "Investor Stockholder Indemnitee") from and against any and all liability, including, without limitation, all obligations, costs, fines, claims, actions, injuries, demands, suits, judgments, proceedings, investigations, arbitrations (including stockholder claims, actions, injuries, demands, suits, judgments, proceedings, investigations or arbitrations) and expenses, including, without limitation, accountant's and attorney's fees and expenses (collectively, the "Losses"), incurred by an Investor Stockholder Indemnitee before, on or after the date of this Agreement and arising out of, resulting from, or relating to (i) such Investor Stockholder's purchase or ownership of Equity Securities, (ii) the transactions contemplated by this Agreement, (iii) any litigation to which an Investor Stockholder Indemnitee is made a party in its capacity as a stockholder or owner of Equity Securities or (iv) any franchise taxes imposed on the Investor Stockholder Indemnitee.

            SECTION 5.2. Termination. The provisions of this Agreement other than Article 5 shall terminate at such time, with respect to each Investor Stockholder, as such Investor Stockholder shall own, together with its Affiliates, no Equity Securities. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

            SECTION 5.3. Effective Date. This Agreement shall become effective upon the Closing.

            SECTION 5.4. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

            SECTION 5.5. Enforcement.. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and therefore the parties agree that in addition to and without limiting any other remedy or right they may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

            SECTION 5.6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, and the parties hereto submit to the exclusive jurisdiction of these courts for the purpose of such suit, proceeding or judgment. The parties hereto irrevocably waive any right which they may have to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

            SECTION 5.7. Successors and Assigns; Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void, except that an Investor Stockholder may assign its rights and obligations hereunder to any Affiliate or Affiliates. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

            SECTION 5.8. Entire Agreement; Third Parties. This Agreement, the Stock Purchase Agreement, the schedules and exhibits hereto and thereto, and the other documents delivered in connection herewith, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any right, benefit or remedy of any nature under or by reason of this Agreement.

            SECTION 5.9. Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

            SECTION 5.10. Amendment and Waiver. This Agreement may be amended only by the written consent of all the parties hereto. Any waiver, consent or approval of any kind by any party hereto of any breach, default or noncompliance under this Agreement or any waiver by such party of any provision or condition of this Agreement must be in writing and is effective only to the extent specifically set forth in such writing.

            SECTION 5.11. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

            SECTION 5.12. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications are to be sent to the addresses set forth below:

             If to the Company or the Voting Stockholder:

                    Philipp Brothers Chemicals, Inc.
                    One Parker Plaza
                    Fort Lee, NJ 07024
                    Telephone: (201) 944-6020
                    Telecopy: (201) 944-5937
                    Attn:  Jack C. Bendheim
                           President

             with copies to:

                    Proskauer Rose LLP
                    1585 Broadway
                    New York, NY 10036-8299
                    Tel: (212) 969-3325
                    Fax: (212) 969-2900
                    Attn: Ronald R. Papa, Esq.

             If to the Investor Stockholders:

                    c/o Palladium Equity Partners, L.L.C.
                    1270 Avenue of the Americas
                    Suite 2200
                    New York, NY 10020
                    Tel: (212) 218-5150
                    Fax: (212) 218-5155
                    Attn: Adam R. Karr
             with copies to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, NY 10017
                    Tel: (212) 455-2000
                    Fax: (212) 455-2502
                    Attn: Gary Sellers, Esq.

            SECTION 5.13. Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents, titles and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

            SECTION 5.14. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered.

                           [Signature page to follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date set forth in the first paragraph hereof.

                                        PHILIPP BROTHERS CHEMICALS, INC.

                                        By: /s/
                                            ------------------------------------
                                            Name:  Jack C. Bendheim
                                            Title: President


                                        PALLADIUM EQUITY PARTNERS II, L.P.

                                        By: Palladium Equity Partners II, L.L.C.

                                            By:  /s/
                                                --------------------------------
                                                Name:  Peter A. Joseph
                                                Title: Member


                                        PALLADIUM EQUITY PARTNERS II-A, L.P.

                                        By: Palladium Equity Partners II, L.L.C.

                                            By:  /s/
                                                --------------------------------
                                                Name:  Peter A. Joseph
                                                Title: Member


                                        PALLADIUM EQUITY INVESTORS II, L.P.

                                        By: Palladium Equity Partners II, L.L.C.

                                            By:  /s/
                                                --------------------------------
                                                Name:  Peter A. Joseph
                                                Title: Member


                                        STOCKHOLDERS

                                        /s/
                                        ----------------------------------------
                                        Jack C. Bendheim

                                                                    Schedule 2.3

                             Permitted Transactions

The provisions of Section 2.3(ii) shall not apply to the sale of the Agtrol Division and the sale of ODDA.

                                                                    Schedule 3.2

                                  Voting Stock

                                                        Number of Shares of
Voting Stockholder                                      Class A Common Stock
------------------                                      --------------------

Jack C. Bendheim                                             12,600.00